NOTE

US $2,000,000.00                                            Easton, Pennsylvania
                                                             December 19,1997

            FOR VALUE RECEIVED, the undersigned ("BORROWER") promise to pay OCWEN FEDERAL BANK FSB or its successors or assigns ("Lender"), or order, the principal sum of Two Million Dollars ($2,000,000.00), with interest on the unpaid principal balance from the date of this Note ("NOTE"), until paid, at the rate of eleven and one quarter percent (11.25%) per annum. The principal and interest shall be payable at P.O. Box 16071, New Brunswick, New Jersey 089066071, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of twenty thousand, nine hundred eighty-five dollars and twelve cents (US $20,985.12) on the first (I st) day of each month beginning February, 1998, until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on January 1, 2003.

            Borrower shall have no right to make a prepayment of the outstanding principal balance of this Note in whole or in part during the first twelve (12) months of the term of this Note. In months thirteen (13) through twenty-four
(24), the Loan may be prepaid in whole but not in part, upon thirty (30) days prior written notice to Lender, provided that such prepayment is accompanied by a prepayment consideration equal to three percent (3%) of the amount of principal prepaid. In months twenty-five (25) through thirty-six (36), the Loan may be prepaid in whole but not in part, upon thirty (30) days prior written notice to Lender, provided that such prepayment is accompanied by a prepayment consideration equal to one and one-half percent (1.5%) of the amount of principal prepaid. In months thirty-seven (37) through forty-eight (48), the Loan may be prepaid in whole but not in part, upon thirty (30) days prior written notice to Lender, provided that such prepayment is accompanied by a prepayment consideration equal to one-half percent (.5%) of the amount of principal prepaid. After the forty-eighth (48th) month following the date of Closing, Borrower may prepay the Loan in whole or in part, upon thirty (30) days written notice to Lender without a prepayment consideration. Borrower shall pay the prepayment premium due under this paragraph whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of unpaid principal balance of the Note) or whether the Mortgage is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision of this Note, the Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation award pursuant to the Mortgage.

            The term "LOAN DOCUMENTS" when used in this Note shall mean, collectively, the following documents: (i) the Open-Mortgage, Assignment of Rents and Security Agreement (the "INSTRUMENT") executed of even date herewith to secure the Note; (ii) this Note; and (iii) all other documents or agreements arising under, related to, or made in connection with, the loan evidenced by the Note (the "LOAN") as such Loan Documents may be amended from time to time. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Instrument and if not contained therein in the Loan Documents.

            If any installment under this Note is not paid on the due date, and if after ten (10) days written notice of non-payment has been given to Borrower that installment has still not been paid, then an Event of Default shall be deemed to have occurred hereunder, as a result of which the entire principal amount outstanding hereunder and accrued interest thereon shall at once

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become due and payable,  at the option of the holder  hereof.  The holder hereof may exercise this option to accelerate upon any Event of Default by the undersigned regardless of any prior forbearance. Upon the occurrence of an Event of Default in connection with payment of installments under this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all reasonable expenses and costs, including, but not limited to, attorney's fees.

             If any installment under this Note is not received by the holder hereof within five (5) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of five (5%) percent of such installment, such late charge to be immediately due and payable without demand by the holder hereof. Upon the occurrence of an Event of Default, in order to compensate the Lender for its increased administrative costs associated with such Event of Default, the outstanding principal balance of this Note shall bear interest at a rate of eighteen percent (18%) per annum.

             From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the UNDERSIGNED OR GUARANTORS, AND WITHOUT LIABILITY ON THE PART of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefore, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

             Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

             The indebtedness evidenced by this Note is secured by the Instrument, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note, the Instrument and all other documents executed in connection with the Loan shall be governed by the law of the jurisdiction in which the property subject to the Instrument is located (the "PROPERTY"). Accordingly, and notwithstanding the fact that Borrower may be a foreign citizen, Borrower consents and submits to the jurisdiction of the federal and state courts within the state in which the Property is located.

ADDITIONAL COVENANTS.

             I. NOTICE. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified IN THIS SECTION
1. All notices and other communications hereunder shall be in writing and shall be deemed given: (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail

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return receipt requested, postage prepaid; (b) at noon on the business day after dispatch if sent by a nationally recognized overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

if to Borrower:

The Bethlehem Corporation
25th and Lennox Streets
Easton, Pennsylvania 18045
Attention: Antoinette L. Martin, Treasurer
Telecopy Number: (610) 515-1341
with a copy to:

Kevin Fogerty, Esquire
1620 Pond Road - Suite 301
Allentown, Pennsylvania 18104
TELECOPY NUMBER: (610) 366-0955

or if to Lender:

Ocwen Federal Bank FSB
1675 Palm Beach Lakes Blvd.
Suite 530
West Palm Beach, Florida 33401
ATTENTION: Small Commercial Discount Loans
Telecopy Number: (561) 681-8153

            2. EFFECTIVE RATE OF INTEREST. The Borrower agrees to pay an effective rate of interest that is equal to the rate set forth in the Note plus any additional rate of interest resulting from any other charges paid or to be paid in connection with the Note being deemed under applicable law to be in the nature of interest. The Note is subject to the express condition that at no time shall the Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject the Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Borrower is permitted by applicable law to contract or agree to pay. If by the terms of the Note, the Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder, provided, however, that any portions of such previous payments applied to reduction of the principal shall not trigger or cause Borrower to be liable or responsible for any prepayment penalty under this Note.


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

             3. BORROWER'S EXCULPATION. Subject to the provisions of Section 4 of this Note, and notwithstanding any other provision in the Note, the personal liability of the Borrower to pay any and all amounts due and owing on the Loan (including, without limitation, principal and interest, costs of collection and attorneys fees) set forth in any of the Loan Documents shall be limited to:

             a. The real and personal property described as the Property in the Instrument (the "PROPERTY");

             b. The rents, profits, issues, products and income of the Property, derived from the sale, lease or other disposition or transfer of the Property, but not profits from the operation of Borrower's business, received or collected by or on behalf of Borrower (the "RENTS AND PROFITS") to the extent that such receipts are necessary first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "OPERATING EXPENSES") then due and payable as of the time of receipt of the Rents and Profits and then, to pay the principal and interest due under the Note and any other sums due under the Instrument or any other loan document (including but not limited to deposits or reserves due under any Collateral Agreement) except to the extent that the Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums;

             C. The personal property described in or pledged under any Collateral Agreement executed in connection with the Loan; and

             d. Any other collateral given to secure the Note.

Except as provided in Section 4 of this Note, the Lender shall not seek:

             (i) Any judgment for a deficiency against the Borrower or the Borrower's officers and directors, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or

             (ii) Any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

             4. EXCEPTIONS TO NON-RECOURSE LIABILITY. If, without obtaining the Lender's prior written consent: (a) a Transfer shall occur which, pursuant to
Section 19 of the Instrument, gives the Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable; or (b) the Borrower shall encumber the Property with the lien of any subordinate instrument in connection with any financing by the Borrower, any of such events shall constitute a default by the Borrower under the Note, the Instrument and the other Loan Documents, and if such event shall continue for thirty (30) days, an Event of Default shall be deemed to have occurred hereunder, and SECTION 3 of this Note shall not apply from and after the date which is thirty (30) days after such event and the Borrower shall be personally liable for full recourse liability under the Note, the Instrument and the other Loan Documents.


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
             Notwithstanding Section 3 of this Note, the Borrower shall be personally liable to the Lender in the amount of any loss, damage or cost
(including but not limited to attorney's fees) resulting from: (a) fraud or intentional misrepresentation by the Borrower in connection with obtaining the Loan or in complying with any of the Borrower's obligations under the Loan Documents; (b) insurance proceeds, condemnation awards, security deposits from tenants or other sums or payments attributable to the Property not applied in accordance with the provisions of the Instrument, except to the extent that the Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments;
(c) all Rents and Profits, (except to the extent that the Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums) not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and any other sums due under the Instrument and any other Loan Documents (including but not limited to deposits or reserves payable under any Collateral Agreement); provided, however, that Borrower shall have no liability for Rents and Profits which were distributed in any previous fiscal year, if Borrower paid: (i) all of the Operating Expenses; (ii) all other amounts due under the Instrument and any other Loan Documents and (iii) all other debt service relating to the Property and the Borrower for that fiscal year; (d) the Borrower's failure to pay transfer fees and charges due to the Lender under the Note or the Instrument in connection with any transfer of all or any part of the Property, or any interest therein, from the Borrower to the Borrower's transferee, or transfer of beneficial interest in the Borrower (if the Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity); (e) failure by the Borrower, or any member of the Borrower, to comply with the covenants, obligations, liabilities, warranties and representations contained in SECTION 39 ("ENVIRONMENTAL HAZARDS") of the Instrument due to the intentional or grossly negligent acts or omissions of the Borrower or the Borrower's agents or employees; (f) the Borrower's failure following an Event of Default under any of the Loan Documents to deliver to the Lender on demand all Rents and Profits, security deposits, books and records relating to the Property; or (g) material breach of any representation or warranty contained in any of the Loan Documents.

             No provision of SECTION 3 of the Note or this SECTION 4 shall: (a) affect any guaranty or similar agreement executed in connection with the Loan;
(b) release or reduce the debt evidenced by the Note; (c) impair the lien of the Instrument or (d) impair the rights of the Lender to enforce the provisions of
SECTION 39 ("ENVIRONMENTAL HAZARDS") of the Instrument or subparagraphs (f) through (i) of SECTION 38 ("INDEMNIFICATION") of the Instrument.

             5. NO ORAL MODIFICATION, INTEGRATION. THE NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF BORROWER AND LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF BORROWER AND LENDER.


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THERE ARE NO ORAL AGREEMENTS  BETWEEN  BORROWER AND LENDER.  The Note may not be
modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Borrower or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

             6. CALCULATION OF INTEREST. Interest on the principal sum of the Note shall be calculated on the basis of a 360 day year consisting of twelve
(12) months of thirty (30) days each. Interest on the Note shall be paid in arrears except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on a 365 day year and shall be paid in advance.

             7. EVENT OF DEFAULT. The Borrower shall be in default under this Note, the Instrument and the other Loan Documents upon the occurrence of any of the following. events, circumstances, or conditions (an "Event of Default"): (a) a failure by the Borrower to pay within ten (10) days after written notice thereof, any amount required to be paid by the Borrower to the Lender or to any third party under the Note, the Instrument, or any other Loan Document; (b) the Borrower's default, breach or failure to comply with any of the covenants, terms or conditions of the Note, the Instrument, or any other Loan Document (other than the defaults described in SECTION 18 OF the Instrument and SECTIONS 7(A) AND c hereof) which default, breach or failure is not cured within ten (10) days after Lender forwards written notice of such default, breach or failure in accordance with Section 20 of the Instrument, and farther provided that if such default can not reasonably be cured within such ten (10) day period, that Borrower commences to cure such default within ten (10) days, and completes such cure within a total of thirty (30) days, or if such cure cannot reasonably be completed within that time, has commenced cure during that period, and is diligently pursuing same to completion; or (c) the making or furnishing of any verbal or written representation, statement or warranty by or on behalf of the Borrower to the Lender, in connection with the Loan which is known by Borrower or shall have been known by Borrower to be false or incorrect in any material respect.

             8. WAIVER OF JURY TRIAL. Borrower and Lender, upon advice from their respective counsel, hereby intentionally, knowingly, voluntarily, expressly and mutually waive the right to trial by jury of any claim, demand, action or cause of action (i) arising under this Note; or (ii) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Note or the Loan Documents. In each case whether now existing or hereafter arising and whether in contract or tort or otherwise, each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by a court trial without a jury and that any party to this Note may file this original Note or a copy thereof with any court as written evidence of the consent of the parties hereto to the waiver of their right to a trial by jury.

             9. CONFESSION OF JUDGMENT. BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR BORROWER AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT IN ANY ACTION BROUGHT

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AGAINST BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR
WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWER TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00, PROVIDED, HOWEVER, THAT ANY ATTORNEYS' FEES SOUGHT TO BE RECOVERED IN CONNECTION WITH CONFESSION OF JUDGMENT PROCEEDING SHALL BE REASONABLE IN LIGHT OF TIME ACTUALLY EXPENDED BY SAID ATTORNEYS, AND THEIR BILLING RATE; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

             THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. BORROWER
ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.


Executed under seal on the date and year first above written.




Witnesseth:                             THE BETHLEHEM CORPORATION, BORROWER

_____________________________           By: _________________________________

Helen Castner Assistant Secretary            Antoinette L. Martin, Treasurer